Exhibit 99.1
Silvio Napoli Assumes Role as CEO of Lucid Following Completion of Leadership Transition
Newark, Calif., June 1, 2026 – Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced software-defined vehicles and technologies, today announced that Silvio Napoli has assumed the role of Chief Executive Officer (CEO), effective immediately.
Napoli was previously announced as incoming CEO on April 14.
“On behalf of the Board, we are pleased to have Silvio as CEO at this important stage for Lucid,” said Turqi Alnowaiser, Chairman of the Board. “The Board remains fully committed and focused to Lucid’s long-term future, and we have strong confidence in Silvio’s leadership.”
“After spending time with our teams and gaining deeper firsthand experience with our products and technology, I’m increasingly confident in our ability to deliver consistent execution and long-term value,” said Napoli. “Our focus will be on strengthening customer engagement, operating with consistency and accountability, achieving cost competitiveness and streamlining our organization and processes to fully leverage the strength of our team.”
Napoli brings decades of global industrial leadership experience, most recently serving as Chairman and Chief Executive Officer of Schindler Group. His background spans large-scale global operations, financial management, and technology-driven businesses.
Marc Winterhoff, who has served as Interim CEO, has resumed his role as Chief Operating Officer and will report to Napoli.
About Lucid Group
Lucid Group, Inc. (NASDAQ: LCID) is a technology company creating exceptional mobility experiences through innovation to drive the world forward. Built on Lucid’s proprietary technology and software-defined vehicle architectures, the company’s lineup of award-winning vehicles brings Lucid’s “Compromise Nothing™” approach to premium segments of the global automotive market. Lucid designs and engineers its products in-house and assembles at its vertically integrated facilities in Arizona and Saudi Arabia, enabling continuous innovation across vehicles, software, and advanced driver assistance and autonomy-ready capabilities.

Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding management’s focus areas and priorities. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed under the cautionary language and the Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025, Current Reports on Form 8-K, and other documents the Company has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company currently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Investor Relations Contact
investor@lucidmotors.com
Media Contact
media@lucidmotors.com

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